                  SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC 20549

                               FORM 8-K

                            CURRENT REPORT
                PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 31, 2006
                                                 -------------------------------

                 Banc of America Funding 2006-G Trust
--------------------------------------------------------------------------------
                    (Exact Name of Issuing Entity as Specified in Charter)

                  Banc of America Funding Corporation
--------------------------------------------------------------------------------
                    (Exact Name of Depositor as Specified in Charter)

                 Bank of America, National Association
--------------------------------------------------------------------------------
                    (Exact Name of Sponsor as Specified in Charter)

          New York                   333-130536-07                  56-139-0085
--------------------------------------------------------------------------------
(State or Other Jurisdiction of   Commission File Number   (I.R.S. Employer
Incorporation of Issuing Entity)  of Issuing Entity)       Identification No. of
                                                           Depositor)

214 North Tryon Street, Charlotte, North Carolina                      28255
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                              (Zip Code)

Depositor's telephone number, including area code (704) 386-2400
                                                 -------------------------------

                                  N/A
--------------------------------------------------------------------------------
          (Former Name or Former Address, if Change Since Last Report:)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the
     Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange
     Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events
           ------------

     Attached as Exhibit 4.1 is the pooling and servicing agreement, dated July 31, 2006 (the "Pooling and Servicing Agreement"), among
Banc of America Funding Corporation (the "Company"), as depositor,
Wells Fargo Bank, N.A., as servicer and as securities administrator, and U.S. Bank National Association, as trustee. The Pooling and
Servicing Agreement governs the Banc of America Funding Corporation,
Mortgage Pass-Through Certificates, Series 2006-G (the
"Certificates"), issued on July 31, 2006, including the (i) Class
1-A-1, Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class
2-A-5, Class 3-A-1, Class 3-A-2, Class 3-A-3, Class M-1, Class M-2,
Class M-3, Class M-4, Class M-5 and Class M-6 Certificates (the
"Public Certificates"), having an aggregate initial certificate principal balance of $2,507,706,000 and (ii) the Class M-7
Certificates (the "Private Certificates"), having an initial certificate principal balance of $12,646,000.

     The Public Certificates were sold to Banc of America Securities
LLC ("BAS") pursuant to an underwriting agreement, dated July 28, 2006
(the "Underwriting Agreement"), between the Company and BAS. A copy of the Underwriting Agreement is attached as Exhibit 1.1.

     On July 31, 2006, the Private Certificates were sold to BAS in a transaction exempt from registration under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof. The net proceeds of the sale of these certificates were applied to the purchase of the mortgage loans from the sponsor.

     The mortgage loans underlying the Certificates were acquired by Bank of
America, National Association ("BANA") pursuant to various underlying sale and servicing agreements. Copies of the underlying sale and servicing agreements are attached as Exhibit 10.1.

     The mortgage loans underlying the Certificates were purchased by the
Company from BANA pursuant to a mortgage loan purchase agreement, dated July 31,
2006 (the "Mortgage Loan Purchase Agreement"), between the Company and BANA. A copy of the Mortgage Loan Purchase Agreement is attached as Exhibit 4.2.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (c)  Exhibits (executed copies): The following execution copies of Exhibits to the Form S-3 Registration Statement of the
          Registrant are hereby filed:

          1.1  Underwriting Agreement, dated July 28, 2006, between
               Banc of America Funding Corporation and Banc of America
               Securities LLC.

          4.1  Pooling and Servicing Agreement, dated July 31, 2006, by and among Banc of America Funding Corporation, Wells Fargo Bank, N.A.
               and U.S. Bank National Association (including exhibits).

          4.2  Mortgage Loan Purchase Agreement, dated July 31, 2006, between Banc of America Funding Corporation and Bank of
               America, National Association.

          10.1 (A) Second Amended and Restated Master Seller's
               Warranties and Servicing Agreement, dated as of May 1,
               2006, by and between Bank of America, National
               Association and Wells Fargo Bank, N.A.

               (B) Second Amended and Restated Master Mortgage Loan
               Purchase Agreement, dated as of May 1, 2006, by and
               between Bank of America, National Association and Wells
               Fargo Bank, N.A.

               (C) Assignment, Assumption and Recognition Agreement,
               dated July 31, 2006, among Bank of America, National
               Association, Banc of America Funding Corporation, U.S.
               Bank National Association and Wells Fargo Bank, N.A.

                              SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 BANC OF AMERICA FUNDING CORPORATION

                                 By: /s/ Scott Evans
                                    --------------------------------------------
                                 Name:  Scott Evans
                                 Title: Senior Vice President

Date:  July 31, 2006

                  BANC OF AMERICA FUNDING CORPORATION

                             EXHIBIT INDEX

Exhibit No. Exhibit Description                                   Paper (P) or
----------- -------------------                                   ------------
                                                                  Electronic (E)
                                                                  --------------
1.1         Underwriting Agreement, dated July 28, 2006, between         E
            Banc of America Funding Corporation and Banc of America
            Securities LLC.
4.1         Pooling and Servicing Agreement, dated July 31, 2006, by     E
            and among Banc of America Funding Corporation, Wells
            Fargo Bank, N.A. and U.S. Bank National Association
            (including exhibits).
4.2         Mortgage Loan Purchase Agreement, dated July 31, 2006,       E
            between Banc of America Funding Corporation and Bank of
            America, National Association.
10.1(A)     Second Amended and Restated Master Seller's Warranties       E
            and Servicing Agreement, dated as of May 1, 2006, by and
            between Bank of America, National Association and Wells
            Fargo Bank, N.A.
10.1(B)     Second Amended and Restated Master Mortgage Loan Purchase    E
            Agreement, dated as of May 1, 2006, by and between Bank
            of America, National Association and Wells Fargo Bank,
            N.A.
10.1(C)     Assignment, Assumption and Recognition Agreement, dated      E
            July 31, 2006, among Bank of America, National
            Association, Banc of America Funding Corporation, U.S.
            Bank National Association and Wells Fargo Bank, N.A.